Ceiling Test Write-down	12 Months Ended
Dec. 31, 2016
Oil and Gas Exploration and Production Industries Disclosures [Abstract]
Ceiling Test Write-down
Ceiling Test Write-down
The Company uses the full cost method to account for its oil and gas properties. Accordingly, the costs to acquire, explore for and develop oil and gas properties are capitalized. Capitalized costs of oil and gas properties, net of accumulated DD&A and related deferred taxes, are limited to the estimated future net cash flows from estimated proved oil and gas reserves, including the effects of cash flow hedges in place, discounted at 10%, plus the lower of cost or fair value of unproved properties, as adjusted for related income tax effects (the full cost ceiling). If capitalized costs exceed the full cost ceiling, the excess is charged to ceiling test write-down of oil and gas properties in the quarter in which the excess occurs.
In accordance with SEC requirements, the estimated future net cash flows from estimated proved reserves are based on an average of the first day of the month spot price for a historical 12-month period, adjusted for quality, transportation fees and market differentials. At  December 31, 2016 and 2015, the prices used in computing the estimated future net cash flows from the Company’s estimated proved reserves, including the effect of hedges in place at that date, averaged $2.51 and $2.42, respectively, per Mcf of natural gas, $40.85 and $50.29, respectively, per barrel of oil and $1.82 and $2.21, respectively, per Mcfe of Ngl. As a result of lower commodity prices and their negative impact on the Company's estimated proved reserves and estimated future net cash flows, the Company recognized ceiling test write-downs of approximately $40.3 million and $266.6 million, respectively, during 2016 and 2015. The Company did not recognize a ceiling test write-down in the fourth quarter of 2016. The Company’s cash flow hedges in place at December 31, 2015 decreased the ceiling test write-down by approximately $1.1 million. The Company did not recognize a ceiling test write-down during 2014.